Exhibit 10.115

                        AMENDMENT TO LOAN AGREEMENT


            THIS AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made as of the 6th day of August , 1998, by and among PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a North Carolina corporation (together with its successors, the "Borrower"); the subsidiaries and affiliates identified on the signature pages hereof (collectively, the "Guarantors"); and WACHOVIA BANK, N.A., a national banking association (together with its endorsees, successors and assigns, the "Bank").


                                R E C I T A L S:

            The Borrower, the Guarantors and the Bank are parties to a certain Loan Agreement dated as of August 7, 1997 (the "Loan Agreement").

            Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Loan Agreement.

            The Borrower has requested an extension of the Termination Date to August 5, 1999 and the Bank is willing to extend the Termination Date to August 5, 1999 and to amend the Loan Agreement, subject to the terms, provisions and conditions set forth in this Amendment.

            NOW, THEREFORE, in consideration of the Recitals, the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors and the Bank, intending to be legally bound hereby, agree as follows:

            SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

            SECTION 2. Amendments. Effective from and after the date of this Amendment, the Loan Agreement is hereby amended as follows:

            2.1 Extension of Termination Date. The following amendments are hereby made to the Loan Agreement, and the following agreements are hereby entered into, with respect to the extension of the Termination Date:

            (a) The Termination Date is hereby extended to August 5, 1999.

            2.2 Year 2000 Compliance. The following provisions are hereby added to the Loan Agreement:
            (a) The following defined term is hereby added to Section 1 of the Loan Agreement to read as follows:

            "Year 2000 Compliant and Ready" means that (A) in all material respects the Borrower's and its subsidiaries' hardware and software systems with respect to the operation of its business and its general business plan will: (i) handle date information involving any and all dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part; (ii) operate accurately without interruption on and in respect of any and all dates before, during and/or after January 1, 2000 and without any change in performance; and (iii) store and provide date input information without creating any ambiguity as to the century; and (B) the Borrower has developed alternative plans to ensure business continuity in the event of the failure of any or all of items (A)(i) through (iii) above."

            (b) Section 5 of the Loan Agreement is hereby amended to add a new representation and warranty as Section 5.11 to read as follows (and on the date hereof the Borrower and the Guarantors represent and warrant to the Bank that):

            "5.11 Year 2000 Compliant and Ready. The Borrower has developed a comprehensive plan (the "Y2K Plan") for insuring that the Borrower's and its subsidiaries' software and hardware systems which impact or affect in any material way the business operations of the Borrower and its subsidiaries will be Year 2000 Compliant and Ready. The Borrower and its subsidiaries have met the Y2K Plan milestones such that all hardware and software systems will be Year 2000 Compliant and Ready in accordance with the Y2K Plan."

            (c) One new subparagraph is hereby added to Section 6.2 of the Loan Agreement to be designated as subparagraph (d) and to read as follows:

            "(d) Third Party Assessments. Promptly upon the receipt thereof, a copy of any third party assessments of the Borrower's Y2K Plan together with any recommendations made by such third party with respect to Year 2000 compliance."

            (d) Section 6 of the Loan Agreement is hereby amended to add a new covenant regarding Year 2000 compliance as new Section 6.13 to read as follows:

            "6.13 Year 2000 Compliance. The Borrower and its subsidiaries will meet the milestones contained in the Y2K Plan and will have all hardware and software systems which are essential to everyday operations Year 2000 Compliant and Ready (including all internal and external testing) on or before June 30, 1999."

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

            SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Bank hereunder are subject to receipt by the Bank of the following:

            (a) an original Amendment, duly executed by the Borrower and the Guarantors;

            (b) a certificate of incumbency satisfactory to the Bank, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower and the Guarantors authorized to execute and deliver this Amendment;

            (c) such other documents or items as the Bank or its counsel may reasonably request.

The effectiveness of this Amendment and the obligations of the Bank hereunder are further subject to the condition that no Event of Default or event or condition which with notice or lapse of time, or both, would constitute an Event of Default under the Loan Agreement, as hereby amended, shall have occurred and be continuing, and the representations and warranties contained in Section 5 of the Loan Agreement, as amended herein, are true on and as of the date hereof.

            SECTION 4. No Other Amendment. Except for the amendments set forth above, the Loan Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Loan Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, alter, limit, diminish, vary or affect any provision, condition, covenant or agreement contained in the Loan Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Loan Agreement as hereby amended. The Bank does hereby reserve all of its rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Loan. The Borrower and the Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Loan Agreement, as hereby amended, the Loan Agreement, as amended, being hereby ratified and affirmed. The Borrower and Guarantors hereby expressly agree that the Loan Agreement, as amended, is in full force and effect and confirm that they have no set off, counterclaim or defense with respect to the Loan Agreement, the Loan, the Note, the Guaranty contained in the Loan Agreement or the Guaranteed Obligations.

            SECTION 5. Representations and Warranties. The Borrower and the Guarantors hereby represent and warrant to the Bank as follows:

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

            (a) No Event of Default or event or condition which with notice or lapse or time, or both, would constitute an Event of Default under the Loan Agreement, as hereby amended, has occurred and is continuing on the date hereof.

            (b) The representations and warranties contained in Section 5 of the Loan Agreement, as amended herein, are true on and as of the date of this Amendment.

            (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and the Guarantors, and constitutes the legal, valid and binding obligation of the Borrower and Guarantors enforceable against them in accordance with its terms.

            (d) The execution and delivery of this Amendment and the Borrower's and the Guarantors' performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, nor be in contravention of or in conflict with the Articles of Incorporation or Bylaws of the Borrower or any Guarantor, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking to which the Borrower or any Guarantor is party or by which the Borrower's or a Guarantor's assets or properties are or may become bound.

            SECTION 6. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

            SECTION 7. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of North Carolina with respect to agreements made and to be performed wholly in the State of North Carolina and shall be construed, interpreted, performed and enforced in accordance therewith.

            SECTION 8. Costs and Expenses. The Borrower shall pay any and all out-of-pocket expenses in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and expenses of the Bank's counsel in connection therewith.

            SECTION 9. Entire Agreement. This Amendment contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, inducements or other provisions among the parties regarding such subject matter


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

other than those expressed herein in writing. All changes, additions or deletions to this Amendment must be in writing and signed by all parties.

            IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

                                    BORROWER:

ATTEST:                             PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

 /s/ Fred Davenport      Secretary  By: /s/ Rudy Howard
                                    Title: VP, CFO

[CORPORATE SEAL]
                                    BANK:

                                    WACHOVIA BANK, N.A.

                                    By: /s/ Keith Sherman
                                    Title: Senior Vice President


                                    GUARANTORS:

ATTEST:                             PPD PHARMACO, INC.


/s/ Fred Davenport                  By: /s/  Rudy Howard
___________ Secretary               Title: Vice President

[Corporate Seal]

ATTEST:                             APBI ENVIRONMENTAL SCIENCES GROUP, INC.

/s/ Fred Davenport                  By: /s/ Rudy Howard
___________ Secretary               Title: Assistant Vice President

[Corporate Seal]